UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2018

Freedom Leaf Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-55687	46-2093679
(Commission File Number)	(IRS Employer Identification No.)

3571 E. Sunset Road, Suite 420 Las Vegas, NV	89120
(Address of Principal Executive Offices)	(Zip Code)

(877) 442-0411

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 26, 2018, Freedom Leaf Inc., a Nevada corporation (the “Company”), entered into a Securities Purchase Agreement (the “Agreement”) with Mark Rosales, Marc Vitorillo and Quantum Capital Group, LLC (collectively the “Sellers”), to purchase 100% of the membership interests of Tierra Science Global, LLC (“Tierra Science Global”), a nutraceutical business operated by the Sellers, for a purchase price consisting of 2,000,000 shares of the Company’s common stock (the “FRLF Shares”), and entering into employment agreements at closing with Mr. Rosales and Mr. Vitorillo, and with closing scheduled for August 1, 2018.

On August 1, 2018, the Company closed on the acquisition of Tierra Science Global and authorized the issuance of the FRLF Shares to the Sellers. In connection with the closing, the Company entered into employment agreements with Mr. Rosales and Mr. Vitorillo, employing each of them as managers of Tierra Science Global with a monthly salary equal to the greater of $2,000 or 2.5% of Tierra Science Global’s prior month’s gross margin, and with $25,000 in additional incentive stock compensation due to each of them for each $500,000 in cumulative net profit earned by Tierra Science Global after closing, valued based on the 5-day volume-weighted average price of the Company’s stock at such time.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement filed as Exhibit 2.1 to, and incorporated by reference in, this report.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure in Item 1.01 above is incorporated by reference into this Item 2.01.

Item 3.02	Unregistered Sales of Equity Securities.

The description of the issuance of the FRLF Shares to the Sellers set forth in Item 1.01 above is incorporated by reference into this Item 3.02. The issuance of the FRLF Shares will be made in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, as there was no general solicitation, and the issuance will not involve a public offering.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The Company will file any financial statements required by this Item not later than 71 days after August 7, 2018.

(b) Pro Forma Financial Information.

The Company will file any financial statements required by this Item not later than 71 days after August 7, 2018.

(d) Exhibits:

Exhibit No.	Description

2.1	Securities Purchase Agreement dated July 26, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2018

FREEDOM LEAF INC.

By: /s/ Clifford J. Perry
Clifford J. Perry
Chief Executive Officer

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